As filed with the SEC on ________________.              Registration No. 2-81243


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 28


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                           VARIABLE INSURANCE ACCOUNT
                              (Exact Name of Trust)


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485


     [X]  on May 1, 2001  pursuant to paragraph (b) of Rule 485
             -----------
               (date)


     [_]  60 days after filing pursuant to paragraph (a) of Rule 485

     [_]  on ______________ pursuant to paragraph (a) of Rule 485

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

N-8B-2 Item Number       Location
------------------       --------

     1.                  Cover Page

     2.                  Cover Page

     3.                  Not Applicable

     4.                  Sale of the Contract and Sales Commissions

     5.                  Pruco Life of New Jersey Variable Insurance Account

     6.                  Pruco Life of New Jersey Variable Insurance Account

     7.                  Not Applicable

     8.                  Not Applicable

     9.                  Litigation

     10. Brief Description of Contract; Short-Term Cancellation Right, or "Free Look"; Premiums; Premium Adjustment; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary; Withdrawal of a Portion of a Contract's Net Cash Value; Surrender of a Contract for its Net Cash Value; When Proceeds are Paid; Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy; Lapse and Reinstatement; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

     11. Brief Description of the Contract; Pruco Life of New Jersey Variable Insurance Account

     12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

     13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

     14. Brief Description of the Contract; Requirements for Issuance of a Contract

     15.                 Brief  Description  of  the  Contract;   Allocation  of
                         Premiums; Transfers

     16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

     17.                 When Proceeds are Paid

     18.                 Pruco Life of New Jersey Variable Insurance Account

     19.                 Reports to Contract Owners

N-8B-2 Item Number       Location
------------------       --------

     20.                 Not Applicable

     21.                 Contract Loans

     22.                 Not Applicable

     23.                 Not Applicable

     24.                 Other General Contract Provisions

     25.                 Pruco Life Insurance Company of New Jersey

     26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

     27.                 Pruco  Life  Insurance  Company  of  New  Jersey;   The
                         Prudential Series Fund, Inc.

     28. Pruco Life Insurance Company of New Jersey; Directors and Officers

     29.                 Pruco Life Insurance Company of New Jersey

     30.                 Not Applicable

     31.                 Not Applicable

     32.                 Not Applicable

     33.                 Not Applicable

     34.                 Not Applicable

     35.                 Pruco Life Insurance Company of New Jersey

     36.                 Not Applicable

     37.                 Not Applicable

     38.                 Sale of the Contract and Sales Commissions

     39.                 Sale of the Contract and Sales Commissions

     40.                 Not Applicable

     41.                 Sale of the Contract and Sales Commissions

     42.                 Not Applicable

     43.                 Not Applicable

     44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary

     45.                 Not Applicable

     46.                 Brief  Description  of the Contract;  Pruco Life of New
                         Jersey  Variable  Insurance  Account;   The  Prudential
                         Series Fund, Inc.

N-8B-2 Item Number       Location
------------------       --------

     47.                 Pruco Life of New Jersey  Variable  Insurance  Account;
                         The Prudential Series Fund, Inc.

     48.                 Not Applicable

     49.                 Not Applicable

     50.                 Not Applicable

     51.                 Not Applicable

     52.                 Substitution of Series Fund Shares

     53.                 Tax Treatment of Contract Benefits

     54.                 Not Applicable

     55.                 Not Applicable

     56.                 Not Applicable

     57.                 Not Applicable

     58.                 Not Applicable

     59.                 Financial  Statements:  Financial  Statements  of Pruco
                         Life of New Jersey Variable Insurance Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                             Variable Life Insurance

                                   PROSPECTUS



                          The Pruco Life of New Jersey
                           Variable Insurance Account


                                   May 1, 2001










                   Pruco Life Insurance Company of New Jersey

PROSPECTUS


May 1, 2001


PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
VARIABLE INSURANCE ACCOUNT

VARIABLE
LIFE INSURANCE
CONTRACTS

This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") under the name Variable Life Insurance. Pruco Life of New Jersey, a stock life insurance company, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of January 1, 1992, these Contracts were no longer available for sale.

You, as the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life of New Jersey Variable Insurance Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


Conservative Balanced        Government Income        Prudential Jennison
Diversified Bond             High Yield Bond          Small Capitalization Stock
Equity                       Money Market             Stock Index
Flexible Managed             Natural Resources        Value
Global


o Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life of New Jersey may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS

                                                                            Page

INTRODUCTION AND SUMMARY.......................................................1
   Brief Description of the Contract...........................................1
   Charges.....................................................................1

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
 PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT,
 AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT .............4
   Pruco Life Insurance Company of New Jersey..................................4
   Pruco Life of New Jersey Variable Insurance Account.........................4
   The Prudential Series Fund, Inc.............................................4
   Voting Rights...............................................................6
   The Pruco Life of New Jersey Variable Contract Real Property Account........7
   Which Investment Option Should Be Selected?.................................7

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................7
   Charges and Expenses........................................................7
   Requirements for Issuance of a Contract.....................................9
   Short-Term Cancellation Right or "Free-Look"................................9
   Premiums....................................................................9
   Premium Adjustment.........................................................10
   Allocation of Premiums.....................................................11
   Transfers..................................................................11
   How a Contract's Death Benefit Will Vary...................................11
   How a Contract's Cash Value Will Vary......................................12
   Surrender of a Contract....................................................13
   Withdrawal of a Portion of a Contract's Net Cash Value.....................13
   When Proceeds Are Paid.....................................................13
   Living Needs Benefit.......................................................14
   Illustrations of Cash Values, Death Benefits, and Accumulated Premiums.....14
   Contract Loans.............................................................16
   Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy.........17
   Tax Treatment of Contract Benefits.........................................17
   Lapse and Reinstatement....................................................19
   Options on Lapse...........................................................19
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........20
   Other General Contract Provisions..........................................20
   Riders.....................................................................20
   Substitution of Series Fund Shares.........................................21
   Reports to Contract Owners.................................................21
   Sale of the Contract and Sales Commissions.................................21
   State Regulation...........................................................21
   Experts....................................................................22
   Litigation and Regulatory Proceedings......................................22
   Additional Information.....................................................22
   Financial Statements.......................................................23

DIRECTORS AND OFFICERS........................................................24

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT...A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY............B1

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of January 1, 1992, Pruco Life of New Jersey no longer offers these Contracts for sale.

The Variable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "us", or "our"). The Contract is a form of variable life insurance. The value of your Contract changes every day. The value is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the subaccounts and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts or the Real Property Account. Your Contract's death benefit changes monthly, but your Contract's cash value will change every day depending upon the change in value of the particular investment options that you have selected.

Although the value of your Contract will increase if there is favorable investment performance in the investment options you select, investment returns in the subaccounts are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 7.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Loans may negate any guarantees against lapse (see Lapse and Reinstatement, page
19) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 17.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 7. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life of New Jersey may make:

                     --------------------------------------
                                 Premium Payment
                     --------------------------------------

      ----------------------------------------------------------------------
      o    less a 2% charge for taxes attributable to premiums

      o    an annual administrative charge of up to $48

      o We charge a sales charge of up to 9% of the sum of the basic premiums to be paid in the first 20 years.

      o We charge a guaranteed minimum death benefit risk charge of not more than 1.2% of each basic premium.

      o If the Contract includes riders, we deduct rider charges from the Contract's premiums.

      o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract's premiums.
      ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net Premium Amount

     o    To be invested in one or a combination of:

          o    The investment portfolios of the Series Fund

          o    The Real Property Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Daily Charges

     o We deduct management fees and expenses from the assets of the Series Fund and, if applicable, from the Real Property Account assets. See Underlying Portfolio Expenses, chart, below, and Pruco Life of New Jersey Variable Contract Real Property Account, page 7.

     o We charge a mortality and expense risk charge, equivalent to an annual rate of 0.35%, from the assets in the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Monthly Charges

     o We charge a charge for anticipated mortality, with the maximum charge based on the 1980 CSO Tables.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Underlying Portfolio Expenses
--------------------------------------------------------------------------------
                                                         Total
                             Investment      Other     Contractual  Total Actual
     Portfolio              Advisory Fee    Expenses     Expenses     Expenses*
--------------------------------------------------------------------------------
Conservative Balanced           0.55%         0.05%       0.60%        0.40%
Diversified Bond                0.40%         0.05%       0.45%        0.40%
Equity                          0.45%         0.04%       0.49%        0.40%
Flexible Managed                0.60%         0.04%       0.64%        0.40%
Global                          0.75%         0.10%       0.85%        0.85%
Government Income               0.40%         0.07%       0.47%        0.47%
High Yield Bond                 0.55%         0.05%       0.60%        0.60%
Money Market                    0.40%         0.04%       0.44%        0.40%
Natural Resources               0.45%         0.13%       0.58%        0.58%
Prudential Jennison             0.60%         0.04%       0.64%        0.64%
Small Capitalization Stock      0.40%         0.08%       0.48%        0.48%
Stock Index                     0.35%         0.04%       0.39%        0.39%
Value                           0.40%         0.05%       0.45%        0.45%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The death benefit increases or decreases monthly (but not below the guaranteed minimum amount) depending on the investment results of the subaccount[s] and/or the Real Property Account in which the Contract participates. It does not change simply because a premium is paid. The cash value also changes at a rate that depends upon the investment results, but these changes take place daily rather than monthly. Each premium payment has the effect of adding to the cash value. For more detailed information about how the death benefit and cash value change, see How a Contract's Death Benefit Will Vary, page 11 and How a Contract's Cash Value Will Vary, page 12.

You should retain a copy of your Contract. That document, together with the attached application, constitutes the entire agreement between you and Pruco Life of New Jersey.

                                   ----------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                  INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE
                   OF NEW JERSEY VARIABLE INSURANCE ACCOUNT,
                      AND THE VARIABLE INVESTMENT OPTIONS
                          AVAILABLE UNDER THE CONTRACT

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.


Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would be the same.


Pruco Life of New Jersey Variable Insurance Account

We have established a separate account, the Pruco Life of New Jersey Variable Insurance Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on December 29, 1982 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-ended, diversified management investment company which sold its shares only to separate accounts of Pruco Life of New Jersey and Pruco Life Insurance Company, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.


o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").


o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Key Asset Management, Inc. ("Key"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. Key's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 7.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life of New Jersey. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential. Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life of New Jersey representative from time to time about choices available to you under the Contract. Pruco Life of New Jersey recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

All of the charges made by Pruco Life of New Jersey, whether deducted from premiums or from the Contract's assets, are set forth below.

1. If premiums are paid annually, we charge an annual administrative charge of $30 for administrative expenses, billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records,
     and  communicating   with  Contract  owners.  If  premiums  are  paid  more
     frequently, we will charge a higher charge to reflect the additional expense incurred in collecting and processing more frequent premiums. The charge will be $32 if premiums are paid semi-annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $1,173,000, $1,244,000, and $1,329,587, respectively, in annual administrative charges.

2. We charge for sales expenses. This charge, often called a "sales load", compensates us for the costs of selling the Contracts, including sales commissions, advertising, and the printing and distribution of prospectuses and sales literature. It is not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the annual administrative charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $1,066,000, $507,000, and $1,265,145, respectively, in sales load charges.

3. We charge 2% of each basic premium for state and local premium-based taxes. The amount charged may be more than Pruco Life of New Jersey actually pays for premium-based taxes. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $213,000, $101,000, and $253,029, respectively, in charges for payment of such taxes.

4. We charge up to 1.2% of each basic premium for assuming a guaranteed minimum death benefit risk. This charge compensates Pruco Life of New Jersey for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $128,000, $61,000, and $151,817, respectively, for this risk charge. When premiums are paid more frequently than annually, we will deduct this charge proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the separate account will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.


5. Each month, we reduce the amounts held in the Account and/or the Real Property Account for anticipated mortality charges attributable to each Contract. This charge compensates Pruco Life of New Jersey for the anticipated cost of paying death benefits to the beneficiaries of those persons who die during that period. The amount of this reduction is based on the 1980 Commissioner's Standard Ordinary Mortality Table (the "1980 CSO Table").


6. We reduce the Account and/or the Real Property Account for the mortality and expense risks that Pruco Life of New Jersey assumes. This charge is made daily at an effective annual rate of 0.35% of the value of the Account's and/or the Real Property Account's assets. The mortality risk assumed is that insureds may live for a shorter period of time than that predicted by the 1980 CSO Table. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will be greater than Pruco Life of New Jersey estimated. During 2000, 1999, and 1998, Pruco Life of New Jersey received a total of approximately $588,000, $601,000, and $589,402, respectively, in mortality and expense risk charges.


7. If the Contract includes riders, we make a deduction from each premium payment for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

8. Pruco Life of New Jersey deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


     The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------
                            Total Portfolio Expenses
--------------------------------------------------------------------------------
                                                            Total       Total
                                Investment      Other    Contractual    Actual
              Portfolio        Advisory Fee    Expenses    Expenses    Expenses*
--------------------------------------------------------------------------------


 Conservative Balanced              0.55%        0.05%       0.60%       0.40%
Diversified Bond                    0.40%        0.05%       0.45%       0.40%
Equity                              0.45%        0.04%       0.49%       0.40%
Flexible Managed                    0.60%        0.04%       0.64%       0.40%
Global                              0.75%        0.10%       0.85%       0.85%
Government Income                   0.40%        0.07%       0.47%       0.47%
High Yield Bond                     0.55%        0.05%       0.60%       0.60%
Money Market                        0.40%        0.04%       0.44%       0.40%
Natural Resources                   0.45%        0.13%       0.58%       0.58%
Prudential Jennison                 0.60%        0.04%       0.64%       0.64%
Small Capitalization Stock          0.40%        0.08%       0.48%       0.48%
Stock Index                         0.35%        0.04%       0.39%       0.39%
Value                               0.40%        0.05%       0.45%       0.45%
--------------------------------------------------------------------------------


     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.40%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Conservative Balanced, Diversified Bond, Equity, Flexible Managed, and Money Market Portfolios will not exceed 0.40%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes. We will review the question of a charge to the Account for Pruco Life of New Jersey's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Under current laws, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract

As of January 1, 1992, these Contracts were no longer available for sale. The minimum initial guaranteed death benefit was $25,000. The Contract generally was issued on insureds below the age of 76. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life of New Jersey charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Premiums

Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life of New Jersey for the additional processing costs (see Charges and Expenses, page 7) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life of New Jersey's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows representative standard and preferred annual premium amounts for various face amounts:

                      ------------------------------------------------------------------------------
                                   $25,000 Face                       $100,000 Face Amount
                                      Amount
                      --------------------------------------- --------------------------------------
                          Preferred            Standard           Preferred           Standard
--------------------- ------------------- ------------------- ------------------ -------------------
    Male, age 25           $270.00             $283.25            $ 990.00           $1,043.00
      at issue
--------------------- ------------------- ------------------- ------------------ -------------------

 Female, age 35 at         $333.75             $342.75            $1,245.00          $1,281.00
       issue
--------------------- ------------------- ------------------- ------------------ -------------------

    Male, age 40           $449.00             $484.50            $1,706.00          $1,848.00
      at issue
--------------------- ------------------- ------------------- ------------------ -------------------


The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples, the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.


                      ------------------------------------------------------------------------------
                                  $25,000 Face                           $100,000 Face
                                     Amount                                  Amount
                      -------------------------------------- ---------------------------------------
                           Monthly             Annual             Monthly              Annual
--------------------- ------------------- ------------------ ------------------- -------------------
    Male, age 25            $26.00             $283.25            $ 92.00            $1,043.00
      at issue
--------------------- ------------------- ------------------ ------------------- -------------------

 Female, age 35 at          $31.00             $342.75            $112.00            $1,281.00
       issue
--------------------- ------------------- ------------------ ------------------- -------------------

    Male, age 40            $43.25             $484.50            $161.00            $1,848.00
      at issue
--------------------- ------------------- ------------------ ------------------- -------------------


There is a grace period of 31 days for each premium. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, you will have several options. You may continue the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract debt, for a fixed period or you may continue a lesser amount of insurance for the lifetime of the insured, or you may surrender the Contract for its net cash value. See Options on Lapse, page 19.

Premium Adjustment

If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the death benefit. If the insured dies while no premium is in default, we will increase the death benefit by the portion of the last premium that covers the period subsequent to the date of death.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts and/or the Real Property Account, according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected investment option[s] as of the end of the valuation period when due (not when received) in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Any premium payments received prior to the due date will be held in Pruco Life of New Jersey's general account, and the net premium will not be credited to your selected investment option until the due date.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future net premiums among the investment options. If any portion of a net premium is allocated to a particular subaccount or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

You may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount or to the Real Property Account. You may make such transfers provided the Contract is not in default or is in-force as variable reduced paid-up insurance (see Options on Lapse, page 19). Currently, you may make additional transfers, with our consent, without charge. All or a portion of the amount credited to a subaccount may be transferred. Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for that investment option.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone
Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 20, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


How a Contract's Death Benefit Will Vary

Your Contract's death benefit will change on the first day of each Contract month by an amount that depends on the investment performance of your chosen subaccounts and/or the Real Property Account. However, your Contract's death benefit can never be less than the Contract's guaranteed minimum amount (assuming there is no outstanding Contract debt or premium in default). Generally, if the first premium was paid with the application, the Contract Date is the later of the date of the application or the date of a medical examination. If the first premium was not paid with the application, the Contract Date is ordinarily two or three days after the application is approved by Pruco Life of New Jersey so that it either coincides with or is prior to the date on which the first premium was paid. For the purpose of calculating benefits, the initial net premium is deemed to be placed in the Account on the Contract Date. Each succeeding Contract month starts on the same date in the month as the Contract Date. The first day of each Contract month is called the "Monthly date."

In the following discussion, we assume that all of the net premiums under a Contract are allocated to a single subaccount. If the value of the assets relating to the Contract held in the subaccount has increased due to investment performance during the Contract month at greater than a 4% annual rate, the Contract's death benefit will increase on the first day of the next Contract month. If the value of these assets decreases or increases at less than a 4% annual rate, the death benefit will decrease (but not below the guaranteed minimum amount). In determining the premiums for the Contract, we assume that the value of the assets increase due to investment performance at a rate of 4% a year. Therefore, the assets of the subaccount relating to a Contract must increase at an annual rate greater than 4% in order for the death benefit to increase.

The exact amount of death benefit changes is determined by an actuarial computation. The computation is based upon:

     (1)  the age and sex (except where unisex rates apply) of the insured;

     (2)  the size of the Contract;

     (3)  the number of years it has been in effect; and

     (4) the investment results of the subaccount in which the Contract participates.

Generally, a change in the dollar value of a subaccount's assets due to investment results will produce a larger change in the death benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.


Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the death benefit will tend to be greater for a Contract that has been in-force for a long time than for one that has been in-force for a short time, despite the fact that the insured is older.


If the assets in the applicable subaccount have earned less than 4%, and the death benefit accordingly equals the guaranteed minimum amount, we will keep a record of what the death benefit would have been had there not been a guaranteed minimum. If investment results become favorable and the value of the assets in the subaccount increase at a rate greater than 4% a year, the death benefit will not be more than the guaranteed minimum amount until the earlier unfavorable investment results have been offset. For example, suppose for the first three years the value of the assets in the subaccount increases due to investment performance at only a rate of 2% per year. The death benefit will remain at the guaranteed minimum amount. If the value of the assets increases at a rate of 8% in the fourth year, it might not be enough to offset the earlier unfavorable investment results. If so, the death benefit will not increase.

For further information, see the tables on pages T1 and T2. They show for various insureds how a Contract's death benefit and cash value will change if the gross investment return in the selected Series Fund portfolio[s] is 0%, 4% or 8%. In addition, the tables on pages T3 and T4 show, for various insureds, how a Contract's death benefit and cash value will change if the gross investment return is 0%, 6% or 12%.

How a Contract's Cash Value Will Vary

Your Contract has a cash value which may be obtained while the insured is living by surrender of the Contract. However, your Contract's cash value is not known in advance, even if it is assumed that premiums are paid when due, because it varies daily with the investment performance of your chosen subaccount[s] and/or the Real Property Account.

A Contract's value upon surrender is its "net cash value." The net cash value equals the cash value less any outstanding Contract debt. See Contract Loans, page 16. The following discussion of cash values assumes that there is no Contract debt, that no premium is in default, and that the net premiums have all been allocated to a single subaccount.

The cash value on every Monthly date will be equal to the cash value on the preceding Monthly date increased or decreased by the change in the value of the assets relating to the Contract, less the amount we need to provide for the death benefit for the period between the two dates. If a premium is due and paid on a Monthly date, the cash value on that date is further increased by the amount of the net premium. The cash value between Monthly dates is computed in a similar way.

While the death benefit increases if the value of the assets in the subaccount increases at a rate of more than 4% a year, the investment performance needed to produce an increase in the cash value cannot be stated in advance. It is different for insureds of different age and sex (except where unisex rates apply) at issue. It is also different for Contracts on comparable insureds if those Contracts have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if it has not yet been paid) does not result in any change in the death benefit, while the cash value is assumed to increase by exactly the amount of the net premium. If the net premium is not paid before the end of the grace period, or if the Contract is surrendered before then, we will lower the cash value to take into account the failure to pay the premium on the due date.

The tables on pages T1 through T4 of this prospectus illustrate what the cash values would be for representative Contracts over extended periods, assuming uniform investment results, together with information about the aggregate premiums paid under these Contracts.

Because a substantial part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

Surrender of a Contract


You may surrender your Contract, in whole or in part, for its net cash value while the insured is living. A partial surrender essentially involves splitting an existing Contract into two Contracts. One is surrendered for its net cash value; the other is continued in-force on the same terms as the original Contract, except that the death benefit, the guaranteed minimum death benefit, and the cash value of the continuing Contract will all be proportionately reduced and a new lower Premium will be payable. The face amount immediately after the partial surrender must be at least equal to the minimum face amount applicable to the insured's Contract.


To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The net cash value of a surrendered or partially surrendered Contract will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 17.

Withdrawal of a Portion of a Contract's Net Cash Value

An alternative to surrender or partial surrender of a Contract is a partial withdrawal of net cash value. You are permitted to withdraw a portion of your Contract's net cash value, generally, the portion resulting from investment performance exceeding 4% a year, without surrendering the Contract. This avoids splitting the Contract into two Contracts. We will reduce the death benefit by the amount of paid-up whole life insurance that the cash value withdrawn would have purchased for that Contract owner. We will reduce the guaranteed minimum death benefit so that the difference between the death benefit and the guaranteed minimum death benefit will be the same percentage of cash value as before the withdrawal. The right to withdraw such excess net cash value may be usefully compared with a partial surrender. If you elect to withdraw excess cash value, the Premium is not reduced. The cash value is reduced by exactly the amount of the withdrawal. Both the death benefit and the guaranteed minimum death benefit are also reduced but by a lesser amount than they would be under a partial surrender. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. For a brief discussion of the potential tax consequences of the withdrawal of your excess cash value, see Tax Treatment of Contract Benefits, page 17.

Upon request, we will tell you the amount of the net cash value that you may withdraw and the amount of the corresponding reductions in the death benefit and guaranteed minimum death benefit for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's cash value to pay premiums on the Contract. This can be done once, occasionally, or automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.

When Proceeds Are Paid

We generally pay any death benefit, cash value or loan proceeds within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to a Contract in-force as extended term or fixed reduced paid-up insurance, we expect to pay any cash value promptly upon request. However, we have the right to delay payment of such cash value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for 30 days or more (or a shorter period if required by applicable law).


Living Needs Benefit

The Living Needs Benefit" is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $50,000 bought by a male of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o    the premium is paid on each Contract anniversary and no loans are taken.

o the Contract value has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract value has been allocated to the Real Property Account.

The first and third tables (pages T1 and T3) assume a Contract purchased by a 25 year old male and the second and fourth tables (pages T2 and T4) assume a Contract purchased by a 40 year old male. All four tables assume the current charges will continue for the indefinite future.

Finally, there are five assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average Contract value uniformly adversely affected by very unfavorable investment performance. The other four assumptions are that investment performance will be at a uniform gross annual rate of 4%, 6%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 6%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience. The first two tables (pages T1 and T2) assume uniform gross annual rates of 0%, 4%, and 8%. The third and fourth tables (pages T3 and T4) assume uniform gross annual rates of 0%, 6% and 12%.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.50%, and the daily deduction from the Contract value of 0.35% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 6%, 8% and 12% are the equivalent of net investment returns of -0.85%, 3.15%, 5.15%, 7.15% and 11.15%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.50% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS
                                  -------------

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.85% Net)     (3.15% Net)     (7.15% Net)       (-0.85% Net)     (3.15% Net)     (7.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,000        $ 50,012             $   22         $    25         $    28
     2          $ 1,138             $50,000         $50,000        $ 50,081             $  376         $   396         $   416
     3          $ 1,742             $50,000         $50,000        $ 50,208             $  729         $   781         $   834
     4          $ 2,369             $50,000         $50,000        $ 50,393             $1,080         $ 1,178         $ 1,282
     5          $ 3,022             $50,000         $50,000        $ 50,639             $1,437         $ 1,597         $ 1,772
     6          $ 3,701             $50,000         $50,000        $ 50,945             $1,790         $ 2,028         $ 2,294
     7          $ 4,407             $50,000         $50,000        $ 51,312             $2,140         $ 2,472         $ 2,853
     8          $ 5,141             $50,000         $50,000        $ 51,740             $2,485         $ 2,927         $ 3,448
     9          $ 5,905             $50,000         $50,000        $ 52,229             $2,825         $ 3,394         $ 4,082
    10          $ 6,699             $50,000         $50,000        $ 52,780             $3,160         $ 3,872         $ 4,756
    15          $11,172             $50,000         $50,000        $ 56,469             $4,730         $ 6,413         $ 8,804
    20          $16,615             $50,000         $50,000        $ 61,749             $6,088         $ 9,164         $14,179
    25          $23,237             $50,000         $50,000        $ 68,696             $7,222         $12,096         $21,260
    30          $31,293             $50,000         $50,000        $ 77,435             $8,109         $15,153         $30,473
40 (Age 65)     $53,020             $50,000         $50,000        $100,982             $9,022         $21,199         $56,995

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.85% Net)     (3.15% Net)     (7.15% Net)       (-0.85% Net)     (3.15% Net)     (7.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,000         $50,029            $   197         $   208         $   219
     2          $ 1,992             $50,000         $50,000         $50,120            $   815         $   863         $   912
     3          $ 3,048             $50,000         $50,000         $50,274            $ 1,417         $ 1,527         $ 1,642
     4          $ 4,147             $50,000         $50,000         $50,490            $ 2,002         $ 2,199         $ 2,410
     5          $ 5,289             $50,000         $50,000         $50,773            $ 2,642         $ 2,954         $ 3,297
     6          $ 6,477             $50,000         $50,000         $51,123            $ 3,264         $ 3,720         $ 4,232
     7          $ 7,713             $50,000         $50,000         $51,541            $ 3,870         $ 4,496         $ 5,219
     8          $ 8,998             $50,000         $50,000         $52,026            $ 4,458         $ 5,282         $ 6,259
     9          $10,335             $50,000         $50,000         $52,577            $ 5,029         $ 6,079         $ 7,356
    10          $11,725             $50,000         $50,000         $53,196            $ 5,581         $ 6,884         $ 8,512
    15          $19,554             $50,000         $50,000         $57,297            $ 8,045         $11,003         $15,235
    20          $29,080             $50,000         $50,000         $63,104            $ 9,959         $15,162         $23,722
25 (Age 65)     $40,670             $50,000         $50,000         $70,691            $11,316         $19,241         $34,296

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.85% Net)     (5.15% Net)    (11.15% Net)       (-0.85% Net)     (5.15% Net)    (11.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,004        $ 50,026             $   22         $    26        $     31
     2          $ 1,138             $50,000         $50,029        $ 50,184             $  376         $   406        $    437
     3          $ 1,742             $50,000         $50,075        $ 50,480             $  729         $   807        $    889
     4          $ 2,369             $50,000         $50,141        $ 50,920             $1,080         $ 1,229        $  1,393
     5          $ 3,022             $50,000         $50,228        $ 51,513             $1,437         $ 1,683        $  1,961
     6          $ 3,701             $50,000         $50,336        $ 52,269             $1,790         $ 2,158        $  2,591
     7          $ 4,407             $50,000         $50,463        $ 53,193             $2,140         $ 2,656        $  3,288
     8          $ 5,141             $50,000         $50,610        $ 54,294             $2,485         $ 3,177        $  4,060
     9          $ 5,905             $50,000         $50,776        $ 55,580             $2,825         $ 3,722        $  4,911
    10          $ 6,699             $50,000         $50,961        $ 57,061             $3,160         $ 4,290        $  5,852
    15          $11,172             $50,000         $52,157        $ 67,754             $4,730         $ 7,504        $ 12,205
    20          $16,615             $50,000         $53,770        $ 85,117             $6,088         $11,364        $ 22,427
    25          $23,237             $50,000         $55,761        $111,347             $7,222         $15,951        $ 38,766
    30          $31,293             $50,000         $58,101        $149,584             $8,109         $21,318        $ 64,637
40 (Age 65)     $53,020             $50,000         $63,732        $281,635             $9,022         $34,278        $167,168

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.85% Net)     (5.15% Net)    (11.15% Net)       (-0.85% Net)     (5.15% Net)    (11.15% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,011        $ 50,066            $   197         $   214         $   231
     2          $ 1,992             $50,000         $50,044        $ 50,276            $   815         $   888         $   962
     3          $ 3,048             $50,000         $50,099        $ 50,636            $ 1,417         $ 1,584         $ 1,762
     4          $ 4,147             $50,000         $50,176        $ 51,150            $ 2,002         $ 2,303         $ 2,636
     5          $ 5,289             $50,000         $50,276        $ 51,839            $ 2,642         $ 3,122         $ 3,673
     6          $ 6,477             $50,000         $50,398        $ 52,707            $ 3,264         $ 3,968         $ 4,809
     7          $ 7,713             $50,000         $50,542        $ 53,764            $ 3,870         $ 4,845         $ 6,053
     8          $ 8,998             $50,000         $50,708        $ 55,017            $ 4,458         $ 5,750         $ 7,416
     9          $10,335             $50,000         $50,895        $ 56,475            $ 5,029         $ 6,686         $ 8,909
    10          $11,725             $50,000         $51,102        $ 58,147            $ 5,581         $ 7,653         $10,544
    15          $19,554             $50,000         $52,428        $ 70,115            $ 8,045         $12,929         $21,304
    20          $29,080             $50,000         $54,195        $ 89,379            $ 9,959         $18,906         $37,922
25 (Age 65)     $40,670             $50,000         $56,357        $118,330            $11,316         $25,555         $63,349

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract using the Contract as the only security for the loan. Generally, the loan value of a Contract is 75% of its cash value. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. If you pay premiums other than monthly, you may elect in advance to have Pruco Life of New Jersey automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period.

If you request a loan, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to the variable interest loan provision, or vice-versa, with Pruco Life of New Jersey's consent.


If you elect the variable loan interest rate provision, you may borrow up to 90% of the Contract's cash value and interest on any loan will accrue daily at an annual rate Pruco Life of New Jersey determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service or, if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the net cash value would be if there were no Contract debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 31 days, within which time you may repay all or enough of the loan to keep the Contract in-force.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits - Pre-Death Distributions, page 17, and Lapse and Reinstatement, page 19.


When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract's assets, but will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is 1% less than the loan interest rate for the Contract year, rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life of New Jersey fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt is deducted from the proceeds otherwise payable.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will have a permanent effect on a Contract's death benefit and cash value because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, the death benefit and cash value will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, the death benefit and the cash value will not be as adversely affected as they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 17.

Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy

At any time during the first 24 months after a Contract is issued, so long as no premium due remains unpaid, the owner may exchange it for a fixed benefit whole-life policy on the insured's life. No evidence of insurability will be required to make an exchange. The new policy's death benefit will be the same as the guaranteed minimum amount of the Contract. The new policy will also have the same issue date and risk classification for the insured as the Contract, but it will be issued by Prudential and will be a participating (potentially dividend paying) policy. Premiums for the new policy will be based on Prudential's rates in effect on the original issue date for the same class of risk which are currently higher than premiums under the Contract. The new policy's cash value will be the same as it would have been had the new policy been purchased at the outset. There will be an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract Date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeds what the cash value would have been had the subaccounts and/or the Real Property Account in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment will be made for any differences in premiums for any optional benefits carried over to the new policy.

The exchange will be effective when Pruco Life of New Jersey receives a written request in a form that meets its needs, and receives the Contract and payment of any adjustment due on the exchange. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

You may exchange the Contract for a fixed-benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life of New Jersey, in conjunction with the New Jersey Insurance Commissioner, will determine if a change in investment policy is material. You will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the prospectus for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt, or on other loans that are incurred or continued to purchase or carry the Contract, may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract values or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

This Contract ensures that insurance protection remains in effect as long as premiums are paid. However, if a premium is not paid on or before each due date or within the 31 day grace period after each due date, the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 17.

A Contract that lapses may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash value. We require renewed evidence of insurability and submission of certain payments due under the Contract to reinstate a lapsed Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under Options on Lapse.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 31 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.


1. Extended Term Insurance. With one exception explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on: (1) the net cash value on the due date of the first unpaid premium; (2) the amount of insurance; and (3) the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the due date of the unpaid premium, taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. We will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash value but no loan value.


Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that extended term insurance will not be provided. In that case, variable reduced paid-up insurance (as described in item 3 below) will be the automatic benefit provided on lapse.

2. Fixed Reduced Paid-Up Insurance. You may choose to have insurance coverage provided for the lifetime of the insured. The amount will be lower than what extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. The amount will not change thereafter unless a loan is taken against the fixed reduced paid-up insurance. We will tell you what the amount will be. Apart from the case described above, in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the Contract owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the due date of the first unpaid premium. Fixed reduced paid-up insurance has a cash value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 17.


3. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash value and the amount of insurance will vary with investment performance in the same manner as a Contract in-force on a premium paying basis (see How a Contract's Death Benefit Will Vary, page 11 and How a Contract's Cash Value Will Vary, page 12). Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts (see Contract Loans, page 16). It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 17.

Variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.


4. Payment of Net Cash Value. You can receive the net cash value by surrendering the Contract and making a written request in a form that meets our needs. If we receive the request within the grace period of a premium in default, the net cash value will be the net cash value as of the due date of that premium, adjusted for any loan made or repaid during the grace period, plus or minus an amount that depends upon the investment performance between the due date and the date we receive the request. Whether the net cash value as of the due date of the unpaid premium is increased or decreased by subsequent investment performance depends upon whether or not the assets relating to the Contract have increased at more than 4% a year. If we receive the request after the grace period expires, the net cash value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 17.


Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male mortality tables, whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the premium would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the premiums.

One rider pays additional death benefit if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Substitution of Series Fund Shares

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners


Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge, described in items 5 and 7 under Charges and Expenses, page 7.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The financial statements of Pruco Life of New Jersey as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life of New Jersey remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.


Additional Information

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.


Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past five years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997: President, Prudential Select.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; prior to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; prior to 1996: President, Credit Card Division, Chase Manhattan Bank.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life of New Jersey directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                    SUBACCOUNTS
                                                     ---------------------------------------------------------------------------
                                                       Money        Diversified                      Flexible      Conservative
                                                      Market           Bond           Equity          Managed        Balanced
                                                     Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                     ---------      -----------     ----------     ------------    -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ......   $ 7,744,544     $ 9,081,130    $ 73,180,798    $ 50,504,017    $ 15,851,872
                                                    -----------     -----------    ------------    ------------    ------------
  Net Assets ....................................   $ 7,744,544     $ 9,081,130    $ 73,180,798    $ 50,504,017    $ 15,851,872
                                                    ===========     ===========    ============    ============    ============

NET ASSETS, representing:
  Equity of contract owners [Note 4] ............   $ 7,744,544     $ 9,081,130    $ 73,180,798    $ 50,504,017    $ 15,851,872
                                                    -----------     -----------    ------------    ------------    ------------
                                                    $ 7,744,544     $ 9,081,130    $ 73,180,798    $ 50,504,017    $ 15,851,872
                                                    ===========     ===========    ============    ============    ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A1



                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Small
 High Yield        Stock                          Natural                       Government      Prudential    Capitalization
   Bond            Index           Value         Resources        Global          Income         Jennison          Stock
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
-----------     -----------     -----------      ---------      -----------     -----------     -----------   ---------------
 $  628,070     $ 3,650,923     $ 1,756,521      $  692,298     $ 1,147,829      $  330,874     $ 3,252,329      $  743,989
 ----------     -----------     -----------      ----------     -----------      ----------     -----------      ----------
 $  628,070     $ 3,650,923     $ 1,756,521      $  692,298     $ 1,147,829      $  330,874     $ 3,252,329      $  743,989
 ==========     ===========     ===========      ==========     ===========      ==========     ===========      ==========


 $  628,070     $ 3,650,923     $ 1,756,521      $  692,298     $ 1,147,829      $  330,874     $ 3,252,329      $  743,989
 ----------     -----------     -----------      ----------     -----------      ----------     -----------      ----------
 $  628,070     $ 3,650,923     $ 1,756,521      $  692,298     $ 1,147,829      $  330,874     $ 3,252,329      $  743,989
 ==========     ===========     ===========      ==========     ===========      ==========     ===========      ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A2

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                  SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                               Money                                  Diversified
                                                              Market                                     Bond
                                                             Portfolio                                 Portfolio
                                              ----------------------------------------    -----------------------------------------
                                                2000           1999           1998           2000         1999            1998
                                              ----------    ----------     -----------    ----------  -----------      -----------
INVESTMENT INCOME
  Dividend income ..........................  $  456,114    $  362,319     $  389,451     $  545,545  $          0     $  579,037
                                              ----------    ----------     ----------     ----------  ------------     ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................      26,331        25,993         26,023         30,532        31,951         32,991
  Reimbursement for excess expenses
    [Note 5B] ..............................      (3,077)       (1,820)        (1,156)        (4,409)       (2,403)        (2,287)
                                              ----------    ----------     ----------     ----------  ------------     ----------
NET EXPENSES ...............................      23,254        24,173         24,867         26,123        29,548         30,704
                                              ----------    ----------     ----------     ----------  ------------     ----------
NET INVESTMENT INCOME (LOSS) ...............     432,860       338,146        364,584        519,422       (29,548)       548,333
                                              ----------    ----------     ----------     ----------  ------------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received .....           0             0              0          1,113        25,652         34,260
  Realized gain (loss) on shares redeemed ..           0             0              0         23,114        15,866         27,467
  Net change in unrealized gain (loss)
    on investments .........................           0             0              0        246,742      (113,279)         8,069
                                              ----------    ----------     ----------     ----------  ------------     ----------
NET GAIN (LOSS) ON INVESTMENTS .............           0             0              0        270,969       (71,761)        69,796
                                              ----------    ----------     ----------     ----------  ------------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................  $  432,860    $  338,146     $  364,584     $  790,391  $   (101,309)    $  618,129
                                              ==========    ==========     ==========     ==========  ============     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A3


                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                            Flexible                                 Conservative
                 Equity                                      Managed                                   Balanced
                Portfolio                                   Portfolio                                 Portfolio
-----------------------------------------   -----------------------------------------    ---------------------------------------
   2000           1999           1998          2000           1999          1998           2000          1999           1998
------------   ------------  ------------   -----------     ---------    ------------    ----------    ----------     ----------
$ 1,346,433    $ 1,269,321   $ 1,352,909    $ 1,868,998   $     2,458    $ 1,740,666     $  590,276    $  672,470     $  688,553
-----------    -----------   -----------   ------------   -----------    -----------     ----------    ----------     ----------



    248,348        262,583       259,745        181,574       188,736        186,849         56,568        57,832         56,690

    (67,405)       (61,954)      (64,790)      (126,694)     (126,390)      (121,578)       (32,211)      (29,688)       (27,982)
-----------    -----------   -----------   ------------   -----------    -----------    -----------   -----------    -----------
    180,943        200,629       194,955         54,880        62,346         65,271         24,357        28,144         28,708
-----------    -----------   -----------   ------------   -----------    -----------    -----------   -----------    -----------
  1,165,490      1,068,692     1,157,954      1,814,118       (59,888)     1,675,395        565,919       644,326        659,845
-----------    -----------   -----------   ------------   -----------    -----------    -----------   -----------    -----------




 11,835,168      8,895,243     8,051,421        732,438       623,543      5,514,866        121,588        94,164        985,493
    955,965      2,453,736     1,865,617        237,755       384,179        320,052         53,230       100,561         71,074


(11,951,142)    (3,714,514)   (4,714,936)    (3,602,022)    3,049,000     (2,394,532)      (839,519)      204,904         46,644
-----------    -----------   -----------   ------------   -----------    -----------    -----------   -----------    -----------
    839,991      7,634,465     5,202,102     (2,631,829)    4,056,722      3,440,386       (664,701)      399,629      1,103,211
-----------    -----------   -----------   ------------   -----------    -----------    -----------   -----------    -----------




$ 2,005,481    $ 8,703,157   $ 6,360,056   $   (817,711)  $ 3,996,834    $ 5,115,781    $   (98,782)  $ 1,043,955    $ 1,763,056
===========    ===========   ===========   ============   ===========    ===========    ===========   ===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A4

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                            High Yield                                   Stock
                                                               Bond                                      Index
                                                             Portfolio                                  Portfolio
                                              ---------------------------------------   -----------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------    ----------    -----------   ------------    ----------     ----------
INVESTMENT INCOME
  Dividend income ........................    $   76,084     $   2,047     $   79,250   $     33,307    $   37,475     $   29,293
                                             -----------    ----------    -----------   ------------    ----------     ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ............................         2,257         2,488          2,953         13,524        11,953          8,149
  Reimbursement for excess expenses
    [Note 5B] ............................             0             0              0              0             0              0
                                             -----------    ----------    -----------   ------------    ----------     ----------
NET EXPENSES .............................         2,257         2,488          2,953         13,524        11,953          8,149
                                             -----------    ----------    -----------   ------------    ----------     ----------
NET INVESTMENT INCOME (LOSS) .............        73,827          (441)        76,297         19,783        25,522         21,144
                                             -----------    ----------    -----------   ------------    ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ...             0             0              0        128,263        46,334         42,740
  Realized gain (loss) on shares redeemed         (6,603)      (12,832)        (3,555)       175,674       128,103         68,477
  Net change in unrealized gain (loss)
    on investments .......................      (122,116)       43,844        (95,116)      (700,587)      440,992        444,688
                                             -----------    ----------    -----------   ------------    ----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ...........      (128,719)       31,012        (98,671)      (396,650)      615,429        555,905
                                             -----------    ----------    -----------   ------------    ----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................   $   (54,892)   $   30,571    $   (22,374)  $   (376,867)   $  640,951     $  577,049
                                             ===========    ==========    ===========   ============    ==========     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A5



                                                    SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                            Natural
                 Value                                     Resources                                    Global
               Portfolio                                   Portfolio                                   Portfolio
----------------------------------------     --------------------------------------      ----------------------------------------
  2000            1999          1998           2000           1999          1998           2000          1999           1998
----------     -----------   -----------     ---------     ----------     ---------      ---------     ---------      -----------
$   34,538     $   36,153    $   42,232      $   8,364     $   3,015      $   3,651      $   9,023     $   2,893      $   6,970
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------



     5,293          5,483         5,557          2,040         1,533          1,565          4,141         2,385          1,762

         0              0             0              0             0              0              0             0              0
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------
     5,293          5,483         5,557          2,040         1,533          1,565          4,141         2,385          1,762
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------
    29,245         30,670        36,675          6,324         1,482          2,086          4,882           508          5,208
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------



   121,719        173,454        94,491              0             0         24,327         74,759         5,071         23,442
     3,188         50,758        14,573         15,906        (6,651)       (14,753)         3,323        15,879          9,640

    77,465        (65,315)     (203,765)       167,155       168,280        (90,245)      (337,481)      275,141         70,052
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------
   202,372        158,897       (94,701)       183,061       161,629        (80,671)      (259,399)      296,091        103,134
----------     ----------    ----------      ---------     ---------      ---------      ---------     ---------      ---------



$  231,617     $  189,567    $  (58,026)     $ 189,385    $  163,111      $ (78,585)     $(254,517)   $  296,599     $  108,342
==========     ==========    ==========      =========    ==========      =========      =========    ==========     ==========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A6

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                  ----------------------------------------------------------------------------------
                                                              Government                                  Prudential
                                                                Income                                     Jennison
                                                               Portfolio                                   Portfolio
                                                  --------------------------------------     ---------------------------------------
                                                    2000         1999            1998           2000         1999            1998
                                                  --------  ------------      ----------     ---------     ---------      ----------
INVESTMENT INCOME
  Dividend income ............................   $  22,595  $          0      $  16,784  $       2,285    $    2,554     $    1,176
                                                 ---------  ------------      ---------  -------------    ----------     ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ................................       1,002           932          1,015         11,483         5,036          1,881
  Reimbursement for excess expenses
    [Note 5B] ................................           0             0              0              0             0              0
                                                 ---------  ------------      ---------  -------------    ----------     ----------
NET EXPENSES .................................       1,002           932          1,015         11,483         5,036          1,881
                                                 ---------  ------------      ---------  -------------    ----------     ----------
NET INVESTMENT INCOME (LOSS) .................      21,593          (932)        15,769         (9,198)       (2,482)          (705)
                                                 ---------  ------------      ---------  -------------    ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received .......         794             0              0        454,971        86,720         11,454
  Realized gain (loss) on shares redeemed ....         108           504          7,606         28,380        40,016          7,750
  Net change in unrealized gain (loss)
    on investments ...........................      12,043        (7,670)         2,544     (1,223,906)      434,782        163,065
                                                 ---------  ------------      ---------  -------------    ----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ...............      12,945        (7,166)        10,150       (740,555)      561,518        182,269
                                                 ---------  ------------      ---------  -------------    ----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .................................   $  34,538  $     (8,098)     $  25,919  $    (749,753)   $  559,036     $  181,564
                                                 =========  ============      =========  =============    ==========     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A7

-----------------------------------------
                  Small
           Capitalization Stock
                Portfolio
-----------------------------------------
   2000          1999            1998
----------   ------------    ------------

$   3,075      $       0     $    1,970
---------      ---------     ----------



    2,056          1,381          1,112

        0              0              0
---------      ---------    -----------
    2,056          1,381          1,112
---------      ---------    -----------
    1,019         (1,381)           858
---------      ---------    -----------



   29,817          7,061         22,061
    4,051         (3,846)        (1,664)

   32,892         50,636        (26,749)
---------      ---------    -----------
   66,760         53,851         (6,352)
---------      ---------    -----------



$  67,779      $  52,470    $    (5,494)
=========      =========    ===========



        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A8

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                               Money                                   Diversified
                                                              Market                                      Bond
                                                             Portfolio                                  Portfolio
                                            -----------------------------------------   --------------------------------------------
                                                2000          1999          1998            2000          1999           1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ..........    $   432,860   $   338,146    $   364,584    $   519,422  $    (29,548)   $   548,333
  Capital gains distributions received ..              0             0              0          1,113        25,652         34,260
  Realized gain (loss) on shares
     redeemed ...........................              0             0              0         23,114        15,866         27,467
  Net change in unrealized gain (loss)
     on investments .....................              0             0              0        246,742      (113,279)         8,069
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................        432,860       338,146        364,584        790,391      (101,309)       618,129
                                            ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........        567,355       171,623        597,386        559,482       235,295        666,802
  Policy Loans ..........................        (63,119)     (119,463)      (112,827)       (74,590)     (150,488)      (168,726)
  Policy Loan Repayments and Interest ...        120,695       178,631        204,283        121,323       205,808        131,092
  Surrenders, Withdrawals and Death
    Benefits ............................       (349,687)     (493,278)      (753,646)      (556,440)     (589,747)      (579,540)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....       (172,444)       69,185        (46,565)      (344,093)      (13,661)      (130,070)
  Administrative and Other Charges ......       (245,977)     (230,471)      (240,106)      (260,141)     (256,649)      (272,056)
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................       (143,177)     (423,773)      (351,475)      (554,459)     (569,442)      (352,498)
                                            ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ......................              0             0         (6,824)             0             0         (5,990)
                                            ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................        289,683       (85,627)         6,285        235,932      (670,751)       259,641

NET ASSETS
  Beginning of Year .....................      7,454,861     7,540,488      7,534,203      8,845,198     9,515,949      9,256,308
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of Year ...........................   $  7,744,544  $  7,454,861   $  7,540,488   $  9,081,130  $  8,845,198   $  9,515,949
                                            ============  ============   ============   ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A9


                                                      SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Flexible                                  Conservative
                  Equity                                      Managed                                    Balanced
                 Portfolio                                   Portfolio                                   Portfolio
-----------------------------------------   -----------------------------------------   -------------------------------------------
    2000           1999          1998           2000           1999          1998           2000          1999           1998
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$  1,165,490   $  1,068,692  $  1,157,954   $  1,814,118  $    (59,888)  $  1,675,395    $   565,919   $   644,326    $   659,845
  11,835,168      8,895,243     8,051,421        732,438       623,543      5,514,866        121,588        94,164        985,493
     955,965      2,453,736     1,865,617        237,755       384,179        320,052         53,230       100,561         71,074

 (11,951,142)    (3,714,514)   (4,714,936)    (3,602,022)    3,049,000     (2,394,532)      (839,519)      204,904         46,644
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



   2,005,481      8,703,157     6,360,056       (817,711)    3,996,834      5,115,781        (98,782)    1,043,955      1,763,056
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



   3,194,171      1,014,963     3,631,338      3,110,301     1,031,361      3,576,134      1,139,055       373,510      1,290,526
  (1,041,419)    (1,485,284)   (1,962,410)      (797,037)     (966,494)    (1,185,095)      (256,469)     (237,299)      (264,965)
     976,919      1,630,438     1,133,698        741,404     1,032,283        749,697        226,532       261,251        207,704

  (3,988,130)    (5,413,296)   (4,560,147)    (3,061,501)   (3,792,459)    (3,235,200)      (831,337)   (1,099,447)      (907,183)

  (1,347,430)    (1,020,269)     (220,647)      (858,739)     (641,474)      (444,083)      (266,318)     (131,860)      (153,279)
  (1,826,791)    (1,839,389)   (1,868,533)    (1,482,640)   (1,460,643)    (1,525,426)      (550,257)     (533,131)      (551,367)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------




  (4,032,680)    (7,112,837)   (3,846,701)    (2,348,212)   (4,797,426)    (2,063,973)      (538,794)   (1,366,976)      (378,564)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



           0              0       (82,451)             0             0        (24,216)             0             0         (1,080)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


  (2,027,199)     1,590,320     2,430,904     (3,165,923)     (800,592)     3,027,592       (637,576)     (323,021)     1,383,412


  75,207,997     73,617,677    71,186,773     53,669,940    54,470,532     51,442,940     16,489,448    16,812,469     15,429,057
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$ 73,180,798   $ 75,207,997  $ 73,617,677   $ 50,504,017  $ 53,669,940   $ 54,470,532   $ 15,851,872  $ 16,489,448   $ 16,812,469
============   ============  ============   ============  ============   ============   ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A10


                            FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2000,  1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            HIGH YIELD                                   STOCK
                                                               BOND                                      INDEX
                                                             PORTFOLIO                                 PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------   -----------    -----------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ...........   $    73,827   $      (441)   $    76,297    $    19,783   $    25,522    $    21,144
  Capital gains distributions received ...             0             0              0        128,263        46,334         42,740
  Realized gain (loss) on shares redeemed         (6,603)      (12,832)        (3,555)       175,674       128,103         68,477
  Net change in unrealized gain (loss) on
    investments ..........................      (122,116)       43,844        (95,116)      (700,587)      440,992        444,688
                                             -----------   -----------    -----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................       (54,892)       30,571        (22,374)      (376,867)      640,951        577,049
                                             -----------   -----------    -----------    -----------   -----------    -----------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............        50,884        (8,647)        64,819        174,580        66,069        146,613
  Policy Loans ...........................        (2,492)      (13,395)       (30,617)       (63,738)      (75,822)       (75,909)
  Policy Loan Repayments and Interest ....         9,933        20,691          9,055         58,724        57,683         34,818
  Surrenders, Withdrawals and Death
    Benefits .............................       (44,475)      (88,150)       (72,961)      (323,112)     (181,043)      (122,569)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....        30,203       (23,925)        (9,974)       302,121       702,064        395,662
  Administrative and Other Charges .......       (22,184)      (20,944)       (25,859)       (95,865)      (90,381)       (68,348)
                                             -----------   -----------    -----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................        21,869      (134,370)       (65,537)        52,710       478,570        310,267
                                             -----------   -----------    -----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0             0           (253)             0             0         (5,063)
                                             -----------   -----------    -----------    -----------   -----------    -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................       (33,023)     (103,799)       (88,164)      (324,157)    1,119,521        882,253

NET ASSETS
  Beginning of Year ......................       661,093       764,892        853,056      3,975,080     2,855,559      1,973,306
                                             -----------   -----------    -----------    -----------   -----------    -----------
  End of Year ............................   $   628,070   $   661,093    $   764,892    $ 3,650,923   $ 3,975,080    $ 2,855,559
                                             ===========   ===========    ===========    ===========   ===========    ===========



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                A11


                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                             NATURAL
                  VALUE                                     RESOURCES                                    GLOBAL
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------     ---------------------------------------    -----------------------------------------
    2000           1999         1998            2000          1999          1998           2000          1999           1998
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------     -----------

$    29,245    $    30,670   $    36,675     $    6,324    $    1,482    $     2,086     $    4,882    $      508      $    5,208
    121,719        173,454        94,491              0             0         24,327         74,759         5,071          23,442
      3,188         50,758        14,573         15,906        (6,651)       (14,753)         3,323        15,879           9,640

     77,465        (65,315)     (203,765)       167,155       168,280        (90,245)      (337,481)      275,141          70,052
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------



    231,617        189,567       (58,026)       189,385       163,111        (78,585)      (254,517)      296,599         108,342
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------



     90,718         58,134        89,540         41,606        27,347         50,773         49,646        21,382          32,171
    (19,693)       (25,518)      (53,098)       (16,035)       (7,742)       (14,329)       (17,033)      (10,914)        (15,452)
     20,123         20,073        18,892          9,252        15,909          9,234         12,673         8,568           7,909

    (46,348)      (148,018)      (69,899)       (43,325)      (26,280)       (28,959)       (25,452)      (33,049)        (17,852)

    (11,315)       (89,956)      258,893         28,046       (34,953)       (68,079)       474,941       104,949          19,427
    (44,116)       (41,561)      (43,041)       (17,634)      (14,749)       (16,191)       (28,015)      (17,270)        (14,020)
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------




    (10,631)      (226,846)      201,287          1,910       (40,468)       (67,551)       466,760        73,666          12,183
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------



          0              0           788              0             0        (11,580)             0             0          (4,404)
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------


    220,986        (37,279)      144,049        191,295       122,643       (157,716)       212,243       370,265         116,121


  1,535,535      1,572,814     1,428,765        501,003       378,360        536,076        935,586       565,321         449,200
-----------    -----------   -----------     ----------    ----------    -----------    -----------    ----------      ----------
$ 1,756,521    $ 1,535,535   $ 1,572,814     $  692,298    $  501,003    $   378,360    $ 1,147,829    $  935,586      $  565,321
===========    ===========   ===========     ==========    ==========    ===========    ===========    ==========      ==========



                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                A12

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000,  1999 and 1998

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                            Government                                  Prudential
                                                              Income                                     Jennison
                                                             Portfolio                                   Portfolio
                                              ---------------------------------------    ----------------------------------------
                                                 2000           1999          1998           2000          1999           1998
                                              ----------    ----------     ----------    -----------   -----------     ----------
OPERATIONS
  Net investment income (loss) ............    $  21,593    $     (932)    $   15,769    $    (9,198)  $    (2,482)    $     (705)
  Capital gains distributions received ....          794             0              0        454,971        86,720         11,454
  Realized gain (loss) on shares redeemed .          108           504          7,606         28,380        40,016          7,750
  Net change in unrealized gain (loss) on
    investments ...........................       12,043        (7,670)         2,544     (1,223,906)      434,782        163,065
                                              ----------    ----------     ----------    -----------   -----------     ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................       34,538        (8,098)        25,919       (749,753)      559,036        181,564
                                              ----------    ----------     ----------    -----------   -----------     ----------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............       16,080         9,054         17,445        136,242        (6,509)        32,717
  Policy Loans ............................       (2,427)       (1,550)          (358)       (80,611)      (45,262)       (18,750)
  Policy Loan Repayments and Interest .....        1,120         2,882          2,612         46,191        22,405         11,779
  Surrenders, Withdrawals and Death
    Benefits ..............................       (7,161)      (10,184)       (22,473)      (206,012)      (62,887)       (28,653)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................       18,817        19,380         28,203      1,933,611     1,007,611        294,460
  Withdrawal and Other Charges ............       (7,504)       (7,479)        (8,375)       (76,193)      (33,543)       (21,843)
                                              ----------    ----------     ----------    -----------   -----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................       18,925        12,103         17,054      1,753,228       881,815        269,710
                                              ----------    ----------     ----------    -----------   -----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0         (1,132)             0             0            445
                                              ----------    ----------     ----------    -----------   -----------     ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................       53,463         4,005         41,841      1,003,475     1,440,851        451,719

NET ASSETS:
  Beginning of Year .......................      277,411       273,406        231,565      2,248,854       808,003        356,284
                                              ----------    ----------     ----------    -----------   -----------     ----------
  End of Year .............................   $  330,874    $  277,411     $  273,406    $ 3,252,329   $ 2,248,854     $  808,003
                                              ==========    ==========     ==========    ===========   ===========     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                       A13

---------------------------------------
                  Small
           Capitalization Stock
                Portfolio
---------------------------------------
   2000            1999         1998
----------     ----------    ----------
$    1,019     $   (1,381)    $     858
    29,817          7,061        22,061
     4,051         (3,846)       (1,664)

    32,892         50,636       (26,749)
----------     ----------    ----------



    67,779         52,470        (5,494)
----------     ----------    ----------



    26,068         25,216        25,801
   (12,092)        (5,584)       (7,688)
    19,918          5,366         6,630

   (38,059)       (32,658)       (9,964)

   226,076         67,426        93,747
   (13,924)        (9,966)       (8,768)
----------     ----------    ----------




   207,987         49,800        99,758
----------     ----------    ----------



         0              0        (3,180)
----------     ----------    ----------


   275,766        102,270        91,084


   468,223        365,953       274,869
----------     ----------    ----------
$  743,989     $  468,223    $  365,953
==========     ==========    ==========



         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                     A14

                        NOTES TO FINANCIAL STATEMENTS OF
               PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
                                DECEMBER 31, 2000

Note 1: General

        Pruco Life of New Jersey Variable Insurance Account (the "Account") was established on November 10, 1982 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company and is managed by Prudential.

        New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by contract owners existing at that date will continue to be received by the Account.

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

Note 3: Investment Information for the Prudential Series Fund, Inc. Portfolios

         The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                              PORTFOLIOS
                                            --------------------------------------------------------------------------------
                                              Money         Diversified                         Flexible        Conservative
                                             Market            Bond             Equity           Managed          Balanced
                                            ----------      -----------       -----------      ----------       ------------
       Number of shares (rounded):             774,454          805,065         2,986,971        3,055,294         1,083,518
       Net asset value per share:          $     10.00      $     11.28       $     24.50      $     16.53       $     14.63
       Cost:                               $ 7,744,544      $ 8,649,655       $66,464,329      $48,518,466       $15,572,580


                                                                        PORTFOLIOS (Continued)
                                           ---------------------------------------------------------------------------------
                                           High Yield          Stock                             Natural
                                              Bond             Index             Value          Resources          Global
                                           -----------      -----------       -----------       ----------       -----------
       Number of shares (rounded):             102,292           94,437            85,851           29,347            48,616
       Net asset value per share:           $     6.14      $     38.66       $     20.46       $    23.59       $     23.61
       Cost:                                $  780,547      $ 2,729,579       $ 1,595,760       $  474,633       $ 1,112,509


                                                      PORTFOLIOS (Continued)
                                           ------------------------------------------------
                                           Government       Prudential           Small
                                             Income          Jennison       Capitalization
                                           -----------      -----------     ---------------
       Number of shares (rounded):             27,527           141,590            43,483
       Net asset value per share:          $    12.02       $     22.97        $    17.11
       Cost:                               $  320,840       $ 3,827,105        $  668,453


Note 4: Contract Owner Unit Information

        Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:


                                                                                  SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                     Money        Diversified                      Flexible      Conservative
                                                    Market           Bond           Equity          Managed        Balanced
                                                   Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                   ----------     -----------    ------------     -----------    -------------
        Contract Owner Units Outstanding
          (rounded) ..........................      2,758,294       2,108,414       7,149,222       7,828,163       3,090,431
        Unit Value ...........................    $   2.80773     $   4.30709    $   10.23619    $    6.45158    $    5.12934
                                                  -----------     -----------    ------------    ------------    ------------
        Total Contract Owner Equity ..........    $ 7,744,544     $ 9,081,130    $ 73,180,798    $ 50,504,017    $ 15,851,872
                                                  ===========     ===========    ============    ============    ============


                                                                            SUBACCOUNTS (Continued)
                                                   --------------------------------------------------------------------------
                                                   High Yield        Stock                          Natural
                                                     Bond            Index           Value         Resources        Global
                                                   Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                  -----------     -----------     -----------     -----------     -----------
        Contract Owner Units Outstanding
          (rounded) ..........................        266,891         629,796         314,512         156,034         532,855
        Unit Value ...........................    $   2.35328     $   5.79699     $   5.58491     $   4.43684     $   2.15411
                                                  -----------     -----------     -----------     -----------     -----------
        Total Contract Owner Equity ..........    $   628,070     $ 3,650,923     $ 1,756,521     $   692,298     $ 1,147,829
                                                  ===========     ===========     ===========     ===========     ===========

                                                             SUBACCOUNTS (Continued)
                                                  ---------------------------------------------
                                                  Government      Prudential         Small
                                                    Income         Jennison     Capitalization
                                                   Portfolio       Portfolio       Portfolio
                                                  -----------     -----------   ---------------
        Contract Owner Units Outstanding
          (rounded) ..........................        137,975       1,085,651         334,546
        Unit Value ...........................    $   2.39808     $   2.99574     $   2.22388
                                                  -----------     -----------     -----------
        TOTAL CONTRACT OWNER EQUITY ..........    $   330,874     $ 3,252,329     $   743,989
                                                  ===========     ===========     ===========

                                      A16

Note 5: Charges and Expenses

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of 0.35%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey.

     B.   Expense Reimbursement

          Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced Portfolios of the Series Fund.

     C.   Cost of Insurance and Other Related Charges

          Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes; (2) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

Note 6:  Taxes

         Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


Note 7:  Net Increase (Decrease) in Net Assets Retained in the Account

         The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account. Effective October 13, 1998, Pruco Life of New Jersey no longer maintains a position in the account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                       A17

Note 8:  Unit Activity

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                        SUBACCOUNTS
                                      ---------------------------------------------------------------------------------
                                                      Money                                    Diversified
                                                     Market                                       Bond
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:     180,959        177,096       405,390        168,965       154,073        229,450
     Contract Owner Redemptions:      (234,250)      (341,295)     (550,086)      (307,162)     (299,011)      (320,963)

                                                                    SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------
                                                                                                Flexible
                                                     Equity                                      Managed
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:     433,824        356,823       634,805        567,005       371,009        802,018
     Contract Owner Redemptions:      (853,411)    (1,099,352)   (1,078,771)      (929,050)   (1,129,217)    (1,153,597)

                                                                    SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------
                                                  Conservative                                 High Yield
                                                    Balanced                                      Bond
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:     246,384        165,699       360,102         39,221        15,083         37,224
     Contract Owner Redemptions:      (350,363)      (440,703)     (441,834)       (30,139)      (68,271)       (63,535)

                                                                    SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------
                                                      Stock
                                                      Index                                       Value
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:     122,202        180,643       141,390         40,378        34,858         91,452
     Contract Owner Redemptions:      (114,008)       (95,463)      (78,424)       (42,509)      (81,892)       (49,149)

                                                                    SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------
                                                     Natural
                                                    Resources                                    Global
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:      27,494         21,919        31,880        206,911        83,106         68,736
     Contract Owner Redemptions:       (26,364)       (37,208)      (56,742)       (30,391)      (44,894)       (62,107)


                                                                    SUBACCOUNTS (Continued)
                                      ---------------------------------------------------------------------------------
                                                   Government                                  Prudential
                                                     Income                                     Jennison
                                                    Portfolio                                   Portfolio
                                      -------------------------------------       -------------------------------------
                                        2000          1999          1998            2000         1999           1998
                                      --------     ----------    ----------       --------    ----------     ----------
     Contract Owner Contributions:      20,103         18,899       111,876        585,700       379,610        176,784
     Contract Owner Redemptions:       (12,145)       (13,128)     (102,023)      (118,155)      (76,252)       (51,706)

                                             SUBACCOUNTS (Continued)
                                      ---------------------------------------
                                              Small Capitalization
                                                      Stock
                                                    Portfolio
                                      -------------------------------------
                                        2000          1999           1998
                                      --------     ----------    ----------
     Contract Owner Contributions:     126,883         87,066        89,936
     Contract Owner Redemptions:       (29,039)       (58,103)      (34,090)

                                       A18

Note 9: Purchases and Sales of Investments

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:


                                                                               PORTFOLIOS
                                               ---------------------------------------------------------------------------
                                                  Money        Diversified                      Flexible     Conservative
                                                 Market           Bond            Equity         Managed       Balanced
                                               ----------     -----------     -----------     -----------    -------------
     Purchases ...........................     $  365,239     $   220,579     $   508,852     $   711,221     $  323,485
     Sales ...............................     $ (525,002)    $  (803,348)    $(4,726,719)    $(3,118,829)    $ (895,817)

                                                                         PORTFOLIOS (Continued)
                                               ---------------------------------------------------------------------------
                                               High Yield         Stock                          Natural
                                                  Bond            Index           Value         Resources       Global
                                               ----------     -----------     -----------     -----------     ------------
     Purchases ...........................     $   85,191     $   505,193     $   109,063     $    78,463     $  487,484
     Sales ...............................     $  (65,528)    $  (481,558)    $  (125,758)    $   (79,181)    $  (24,857)


                                                         PORTFOLIOS (Continued)
                                               ---------------------------------------------
                                                                                  Small
                                               Government      Prudential    Capitalization
                                                 Income         Jennison          Stock
                                               ----------     -----------    ---------------
     Purchases ...........................     $   39,867     $ 1,906,916     $   248,250
     Sales ...............................     $  (21,963)    $  (153,638)    $   (42,334)

                                      A19

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life of New Jersey Variable Insurance Account
And the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life of New Jersey Variable Insurance Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001

                                      A20

   Pruco Life Insurance Company of New Jersey

   Statements of Financial Position
   December 31, 2000 and 1999 (In Thousands)
   -----------------------------------------------------------------------------

                                                                                   2000              1999
                                                                                ----------       ----------
   ASSETS
   Fixed maturities
      Available for sale, at fair value (amortized cost, 2000: $614,858; and
         1999: $604,223)                                                         $ 612,851        $ 585,271
      Held to maturity, at amortized cost (fair value, 2000: $7,259; and
         1999: $6,938)                                                               7,470            7,470
   Policy loans                                                                    152,111          143,815
   Short-term investments                                                           28,759                -
   Other long-term investments                                                       3,577            2,520
                                                                                ----------       ----------
           Total investments                                                       804,768          739,076
   Cash and cash equivalents                                                        65,237           27,590
   Deferred policy acquisition costs                                               116,653          129,184
   Accrued investment income                                                        13,781           12,492
   Receivables from affiliate                                                       22,265           16,231
   Other assets                                                                        292              474
   Separate Account assets                                                       1,805,584        1,827,484
                                                                                ----------       ----------
   TOTAL ASSETS                                                                 $2,828,580       $2,752,531
                                                                                ==========       ==========

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities
   Policyholders' account balances                                               $ 434,442        $ 416,492
   Future policy benefits and other policyholder liabilities                       108,218          104,750
   Cash collateral for loaned securities                                            48,309           17,900
   Securities sold under agreements to repurchase                                    9,754                -
   Income taxes payable                                                             29,913           27,829
   Other liabilities                                                                 8,793            7,107
   Separate Account liabilities                                                  1,805,584        1,827,484
                                                                                ----------       ----------
   Total liabilities                                                             2,445,013        2,401,562
                                                                                ----------       ----------
   Contingencies - (See Footnote 11)
   Stockholder's Equity
   Common stock, $5 par value;
         400,000 shares, authorized;
         issued and outstanding at
         December 31, 2000 and 1999                                                  2,000            2,000
   Paid-in-capital                                                                 128,689          125,000
   Retained earnings                                                               253,641          230,057
   Accumulated other comprehensive (loss) income                                     (763)          (6,088)
                                                                                ----------       ----------
   Total stockholder's equity                                                      383,567          350,969
                                                                                ----------       ----------
   TOTAL LIABILITIES AND
       STOCKHOLDER'S EQUITY                                                     $2,828,580       $2,752,531
                                                                                ==========       ==========

                        See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Operations and Comprehensive Income
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------------------------------------


                                                               2000              1999              1998
                                                             --------          --------         --------
   REVENUES
   Premiums                                                  $  5,717           $ 6,742         $  7,282
   Policy charges and fee income                               55,231            52,714           53,152
   Net investment income                                       54,524            47,600           47,032
   Realized investment (losses) gains, net                    (1,045)           (5,013)            8,446
   Asset management fees                                        8,467             7,407            5,641
   Other income                                                   331               386              114
                                                             --------          --------         --------

   Total revenues                                             123,225           109,836          121,667
                                                             --------          --------         --------

   BENEFITS AND EXPENSES

   Policyholders' benefits                                     28,201            26,237           30,679
   Interest credited to policyholders' account balances        19,326            18,846           19,038
   General, administrative and other expenses                  39,415            45,065           22,557
                                                             --------          --------         --------

   Total benefits and expenses                                 86,942            90,148           72,274
                                                             --------          --------         --------

   Income from operations before income taxes                  36,283            19,688           49,393
                                                             --------          --------         --------

   Income tax provision                                        12,699             6,891           17,570

   NET INCOME                                                  23,584            12,797           31,823

    Other comprehensive income (loss), net of tax:

      Unrealized gains (losses) on securities, net of
          reclassification adjustment                           5,325            (7,681)          (1,363)
                                                             --------          --------         --------

   TOTAL COMPREHENSIVE INCOME                                $ 28,909          $  5,116         $ 30,460
                                                             ========          ========         ========




                       See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Changes in Stockholder's Equity
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other          Total
                                      Common       Paid-in-       Retained     comprehensive  stockholder's
                                       stock        capital       earnings     income (loss)     equity
                                      ------       --------       --------     ------------   -------------
   Balance, December 31, 1997         $2,000       $125,000       $185,437        $ 2,956       $315,393
      Net income                           -              -         31,823              -         31,823
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -         (1,363)        (1,363)
                                      ------       --------       --------        -------       --------
   Balance, December 31, 1998          2,000        125,000        217,260          1,593        345,853
      Net income                           -              -         12,797              -         12,797
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -         (7,681)        (7,681)
                                      ------       --------       --------        -------       --------
   Balance, December 31, 1999          2,000        125,000        230,057         (6,088)       350,969
      Contribution                                    3,689                                        3,689
      Net income                           -              -         23,584              -         23,584
      Change in net unrealized
        investment (losses) gains,
        net of reclassification
        and taxes                          -              -              -          5,325          5,325
                                      ------       --------       --------        -------       --------
   Balance, December 31, 2000         $2,000       $128,689       $253,641        $  (763)      $383,567
                                      ======       ========       ========        =======       ========




                       See Notes to Financial Statements

   Pruco Life Insurance Company of New Jersey

   Statements of Cash Flows
   Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
   -----------------------------------------------------------------------------

                                                                         2000           1999           1998
                                                                       ---------      ---------    -----------
   CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income                                                       $ 23,584       $  12,797    $    31,823
      Adjustments to reconcile net income to net cash from
       (used in) operating activities:
         Policy charges and fee income                                   (9,881)        (11,399)        (5,180)
         Interest credited to policyholders' account balances            19,326          18,846         19,038
         Realized investment losses (gains), net                          1,045           5,013         (8,446)
         Amortization and other non-cash items                           (9,254)         18,092          2,497
         Change in:
           Future policy benefits and other policyholders' liabilities    3,468          14,918          5,304
           Accrued investment income                                     (1,289)           (283)         1,866
           Policy loans                                                  (8,296)         (4,372)       (12,137)
           Receivable from affiliates                                    (6,034)        (19,723)          (815)
           Deferred policy acquisition costs                             12,531         (15,261)       (12,298)
           Income taxes payable                                           2,084           2,504         (9,826)
           Contribution from parent                                       3,689               -              -
           Other, net                                                     1,868           2,523         (8,954)
                                                                       --------       ---------    -----------
   Cash Flows From Operating Activities                                  32,841          23,655          2,872
                                                                       --------       ---------    -----------
   CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from the sale/maturity of:
         Fixed maturities:
           Available for sale                                           396,117         702,380      1,001,096
      Payments for the purchase of:
         Fixed maturities:
           Available for sale                                          (411,579)       (695,198)    (1,029,988)
           Held to maturity                                                   -          (7,470)             -
      Other long term investments, net                                   (1,058)             99           (854)
      Cash collateral for loaned securities, net                         30,409         (16,524)           761
      Securities sold under agreements to repurchase, net                 9,754         (27,210)        27,210
      Short term investments, net                                       (28,756)         11,040          6,800
                                                                       --------       ---------    -----------
   Cash Flows (Used in) From Investing Activities                        (5,113)        (32,883)         5,025
                                                                       --------       ---------    -----------
   CASH FLOWS FROM FINANCING ACTIVITIES:
      Policyholders' account balances:
         Deposits                                                       170,978         258,417        298,391
         Withdrawals                                                   (161,060)       (264,373)      (298,149)
                                                                       --------       ---------    -----------
   Cash Flows From (Used in) Financing Activities                         9,918          (5,956)           242
                                                                       --------       ---------    -----------
   Net increase (decrease) in Cash and cash equivalents                  37,647         (15,184)         8,139
   Cash and cash equivalents, beginning of year                          27,590          42,774         34,635
                                                                       --------       ---------    -----------
   CASH and CASH EQUIVALENTS, END OF PERIOD                            $ 65,237       $  27,590    $    42,774
                                                                       ========       =========    ===========

   SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid                                                   $ 13,421       $     480      $  27,083
                                                                       ========       =========    ===========



                       See Notes to Financial Statements

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   1.  BUSINESS

   Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

   The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process of demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted the Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities.

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation
   The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

   Use of Estimates
   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments
   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Policy loans are carried at unpaid principal balances.

   Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents" with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Cash and cash equivalents
   Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs
   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium defiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive
   (loss) income."

   Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

   Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

   Securities loaned
   Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

   Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities sold under agreements to repurchase
   Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Separate Account Assets and Liabilities
   Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

   Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

   Insurance Revenue and Expense Recognition
   Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

   Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   Asset Management Fees
   The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

   Derivative Financial Instruments
   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 10 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

   Notes to Financial Statements

   ----------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes
   The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

   New Accounting Pronouncements

   In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities
   - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $7.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $.2 million, net of tax, which was recorded as a component of "Accumulated other comprehensive (loss) income" on the implementation date.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications
   Certain amounts in the prior years have been reclassified to conform to the current year presentation.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS

   Fixed Maturities
   The following tables provide additional information relating to fixed maturities as of December 31:

                                                                         2000
                                               --------------------------------------------------------
                                                                 Gross          Gross         Estimated
                                               Amortized      Unrealized      Unrealized        Fair
                                                  Cost           Gains          Losses          Value
                                                --------        ------        -------        --------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
        obligations of U.S. government
        corporations and agencies               $ 25,050        $  708        $     2        $ 25,756

      Foreign government bonds                    11,181           463              -          11,644

      Corporate securities                       578,627         7,314         10,490         575,451

      Mortgage-backed securities                       -             -              -               -
                                                --------        ------        -------        --------
      Total fixed maturities available for
        sale                                    $614,858        $8,485        $10,492        $612,851
                                                ========        ======        =======        ========


      Fixed maturities held to maturity

      Corporate securities                      $  7,470        $    -        $   211        $  7,259
                                                --------        ------        -------        --------
      Total fixed maturities held to
        maturity                                $  7,470        $    -        $   211        $  7,259
                                                ========        ======        =======        ========

                                                                        1999
                                            --------------------------------------------------------------
                                                                Gross          Gross         Estimated
                                              Amortized      Unrealized      Unrealized         Fair
                                                 Cost           Gains          Losses          Value
                                               --------         ------        -------        --------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
        obligations of  U.S. government
        corporations and agencies               $  9,489         $     -        $    63        $  9,426

      Foreign government bonds                     5,000               -             68           4,932

      Corporate Securities                       588,696             681         19,499         569,878

      Mortgage-backed securities                   1,038               -              3           1,035
                                                --------          ------        -------        --------

      Total fixed maturities available for
        sale                                    $604,223         $   681        $19,633       $ 585,271
                                                ========         =======        =======       =========

      Fixed maturities held to maturity
        Corporate securities                    $  7,470         $     -        $   532       $   6,938
                                                --------          ------        -------       ---------

      Total fixed maturities held to
        maturity                                $  7,470         $     -        $   532       $   6,938
                                                ========         =======        =======       =========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000, is shown below:

                                                         Available for Sale                   Held to Maturity
                                                     ---------------------------        --------------------------
                                                     Amortized    Estimated Fair        Amortized   Estimated Fair
                                                       Cost            Value               Cost         Value
                                                     ---------    --------------        ---------   --------------
                                                          (In Thousands)                     (In Thousands)
   Due in one year or less                           $  24,545      $ 24,476              $    -       $    -

   Due after one year through five years               254,007       254,205               1,000          978

   Due after five years through ten years              254,951       253,493               6,470        6,281

   Due after ten years                                  81,356        80,677                   -            -
                                                     ---------      --------              ------       ------

   Total                                             $ 614,858      $612,851              $7,470       $7,259
                                                     =========      ========              ======       ======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $354.4 million, $698.8 million, and $990.7 million, respectively. Gross gains of $2.2 million, $3.5 million, and $8.8 million, and gross losses of $5.2 million, $8.0 million, and $1.8 million were realized on those sales during 2000, 1999, and 1998, respectively. Proceeds from maturities of fixed maturities available for sale during 2000, 1999, and 1998 were $ 41.7 million, $3.6 million, and $10.4 million, respectively. During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $1.3 million, $0 million, and $.6 million for the years 2000, 1999 and 1998, respectively.

   Special Deposits
   Fixed maturities of $.5 million at both December 31, 2000 and 1999 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                              2000        1999        1998
                                                            ---------   ---------   ----------
                                                                     (In Thousands)

      Fixed maturities                                      $  43,972   $  39,538   $   39,478
      Policy loans                                              8,053       7,641        7,350
      Short-term investments & cash equivalents                 5,126       2,516        3,502
      Other                                                     1,300          60         (842)
                                                            ---------   ---------   ----------
      Gross investment income                                  58,451      49,755       49,488
      Less investment expenses                                 (3,927)     (2,155)      (2,456)
                                                            ---------   ---------   ----------
      Net investment income                                 $  54,524   $  47,600   $   47,032
                                                            =========   =========   ==========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Realized investment (losses) gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                    2000      1999       1998
                                                 ---------  ---------  --------
                                                         (In Thousands)

      Fixed maturities                           $ (4,324)  $ (4,616)  $  6,360
      Derivatives                                   2,924       (412)     2,076
      Other                                           355         15         10
                                                 --------   --------   --------

      Realized investment (losses) gains, net    $ (1,045)  $ (5,013)  $  8,446
                                                 ========   ========   ========

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position are $57.3 million.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Net Unrealized Investment (Losses) Gains

   Net unrealized investment (losses) gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                        Accumulated other
                                                                                                          comprehensive
                                                                                                           income (loss)
                                                                Deferred                    Deferred      related to net
                                                Unrealized       policy    Policyholders'  income tax       unrealized
                                              gains (losses)  acquisition     Account      (liability)      investment
                                              on investments     costs        Balances       benefit      gains (losses)
                                              --------------  -----------  --------------  -----------  ------------------
  Balance, December 31, 1997                    $   7,252      $ (3,379)     $    849       $ (1,766)        $  2,956
     Net investment gains on investments
       arising during the period                    4,966                                     (1,662)           3,304

     Reclassification adjustment for
       (losses) included in net income             (6,985)                                     2,338           (4,647)

     Impact of net unrealized investment
       (losses) on deferred policy
       acquisition costs                                           (166)                          58             (108)

     Impact of net unrealized investment
       gains on policyholders' account balances                                   138            (50)              88
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 1998                    $   5,233      $ (3,545)     $    987       $ (1,082)        $  1,593
     Net investment (losses) on investments
       arising during the period                  (28,794)                                    10,366          (18,428)

     Reclassification adjustment for gains
       included in net income                       4,610                                     (1,660)           2,950

     Impact of net unrealized investment
       gains on deferred policy acquisition
       costs                                                     14,681                       (5,285)           9,396

     Impact of net unrealized investment
       (losses) on policyholders' account
       balances                                                                (2,499)           900           (1,599)
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 1999                    $ (18,951)     $ 11,136      $ (1,512)      $  3,239         $ (6,088)

     Net investment gains (losses) on
       investments arising during the period       12,620                                     (4,454)           8,166

     Reclassification adjustment for gains
       included in net income                       4,324                                     (1,526)           2,798

     Impact of net unrealized investment
       (losses) on deferred policy acquisition
       costs                                                    (10,161)                       3,658           (6,503)

     Impact of net unrealized investment
       gains on policyholders' account
       balances                                                                 1,350           (486)             864
                                                ---------      --------      --------       --------         --------
  Balance, December 31, 2000                    $  (2,007)     $    975      $   (162)      $    431         $   (763)
                                                =========      ========      ========       ========         ========

   Notes to Financial Statements
   -----------------------------------------------------------------------------

   4.  DEFERRED POLICY ACQUISITION COSTS

   The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                        2000            1999
                                                     ---------       ----------
                                                           (In Thousands)

       Balance, beginning of year                    $ 129,184       $ 113,923
       Capitalization of commissions, sales
         and issue expenses                             10,638          13,439
       Amortization                                    (13,008)        (12,859)
       Change in unrealized investment losses          (10,161)         14,681
                                                     ---------       ---------

       Balance, end of year                          $ 116,653       $ 129,184
                                                     =========       =========

   5.  POLICYHOLDERS' LIABILITIES

   Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                      2000                1999
                                                    --------            --------
                                                          (In Thousands)

        Life insurance                              $103,557            $100,686
        Annuities                                      4,661               4,064
                                                    --------            --------
                                                    $108,218            $104,750
                                                    ========            ========

   Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

             Product                       Mortality                     Interest Rate           Estimation Method
      ------------------       --------------------------------       -----------------      --------------------------

      Life insurance           Generally rates                          2.5% to 7.5%         Net level premium based
      variable and             guaranteed in calculating                                     on non-forfeiture
      interest-sensitive       cash surrender values                                         interest rate

      Life insurance  -        Best estimate plus a provision                6.75%           Net level premium plus a
      term insurance           for adverse deviation                                         provision for adverse
                                                                                             deviation.

      Individual               Mortality table varies based on         6.25% to 8.75%        Present value of
      annuities                the issue year of the contract.                               expected future
                               Current table (for 1998 & later                               payment based on
                               issues) is the Annuity 2000                                   historical experience
                               Mortality Table with certain
                               modifications

    Policyholders' account balances at December 31, are as follows:

                                                          2000            1999
                                                        --------        --------
                                                              (In Thousands)

          Interest-sensitive life contracts             $332,761        $323,798
          Individual annuities                           101,681          92,694
                                                        --------        --------
                                                        $434,442        $416,492
                                                        ========        ========

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   5.  POLICYHOLDERS' LIABILITIES (continued)

   Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

   Certain contract provisions that determine the policyholder account balances are as follows:

              Product                           Interest Rate         Withdrawal / Surrender Charges
      ---------------------------------         -------------         -------------------------------

      Interest sensitive life contracts         4.0% to 6.5%          Various up to 10 years


      Individual annuities                      3.0% to 6.0%          0% to 7% for up to 7 years


   6.  REINSURANCE

   The Company participates in reinsurance with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

   Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the year ended December 31 are below.

                                                     2000       1999       1998
                                                    ------     ------     ------
                                                            (In Thousands)

      Reinsurance premiums ceded - affiliated       $ (19)     $ (17)     $ (28)
      Reinsurance premiums ceded - unaffiliated     $(445)     $   0      $   0

      Policyholders' benefits ceded                 $ 110      $   0      $   0

   Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 were as follows:

                                                    2000            1999
                                                   -----            ----
                                                      (In Thousands)

            Life insurance - affiliated            $ 369           $  16
                                                   =====           =====

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   7.  INCOME TAXES

   The components of income taxes for the years ended December 31, are as follows:

                                              2000          1999          1998
                                            --------      --------      --------
                                                       (In Thousands)
         Current tax expense (benefit):
            U.S                             $ 15,365      $  6,769      $ 14,786
            State and local                     --             178           523
                                            --------      --------      --------
          Total                               15,365         6,947        15,309
                                            --------      --------      --------


         Deferred tax expense (benefit):
            U.S                               (3,211)          (54)        2,198
            State and local                      545            (2)           63
                                            --------      --------      --------
            Total                             (2,666)          (56)        2,261
                                            --------      --------      --------

          Total income tax expense          $ 12,699      $  6,891      $ 17,570
                                            ========      ========      ========

   The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                               2000         1999         1998
                                             --------     --------     --------
                                                       (In Thousands)

       Expected federal income tax expense   $ 12,699     $  6,891     $ 17,288
       State and local income taxes               354          115          381
       Dividends received deduction              (843)        (878)        (500)
       Other                                      489          763          401
                                             --------     --------     --------
       Total income tax expense              $ 12,699     $  6,891     $ 17,570
                                             ========     ========     ========

   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                            2000          1999
                                                           -------       -------
                                                                 (In Thousands)
          Deferred tax assets
             Insurance reserves                            $16,515       $ 9,711
             Net unrealized losses on securities               723         6,823

             Other                                           1,530         2,083
                                                           -------       -------
             Deferred tax assets                           $18,768       $18,617
                                                           -------       -------

          Deferred tax liabilities
             Deferred acquisition costs                     35,437        37,174
             Net investment gains                             --            --
             Other                                           3,601           879
                                                           -------       -------
             Deferred tax liabilities                       39,038        38,053
                                                           -------       -------

          Net deferred tax liability                       $20,270       $19,436
                                                           =======       =======

   Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

   Notes to Financial Statements

  ------------------------------------------------------------------------------

   7.  INCOME TAXES (continued)

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

   8.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                                       2000               1999               1998
                                                                                     --------           --------           --------
                                                                                                     (In Thousands)
              Statutory net income                                                   $ 21,268           $ 20,221           $ 18,704

              Adjustments to reconcile to net income on a GAAP basis:
              Amortization and capitalization of deferred
                acquisition costs                                                      (2,370)               580             12,464
              Deferred premium                                                            252               (314)               534
              Insurance revenues and expenses                                           1,409                983               (808)
              Income taxes                                                              4,633               (139)            (2,973)
              Valuation of investments                                                    280             (3,199)             5,896
              Amortization of IMR                                                        (986)            (2,089)            (2,102)
              Asset management fees                                                    (1,638)            (2,050)              --
              Other, net                                                                  736             (1,196)               108
                                                                                     --------           --------           --------
              GAAP net income                                                        $ 23,584           $ 12,797           $ 31,823
                                                                                     ========           ========           ========


                                                                                              2000                     1999
                                                                                           ---------                ---------
                                                                                                     (In Thousands)
              Statutory surplus                                                            $ 294,313                $ 274,437

              Adjustments to reconcile to equity on a GAAP basis:
              Valuation of investments                                                         9,232                   (9,644)
              Deferred acquisition costs                                                     116,653                  129,184
              Deferred premium                                                                  (907)                  (1,159)
              Insurance liabilities                                                          (19,274)                 (23,889)
              Income Taxes                                                                   (17,034)                 (17,977)
              Asset management fees                                                             --                     (2,050)
              Other, net                                                                         584                    2,067
                                                                                           ---------                ---------
              GAAP stockholder's equity                                                    $ 383,567                $ 350,969
                                                                                           =========                =========

      The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

      In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $10 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value Estimates fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

   Fixed maturities
   Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

   Policy loans
   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

   Investment contracts
   For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Derivative financial instruments
   See note 10 for disclosure of fair value on these instruments.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                         2000                                      1999
                                                              ------------------------------         -------------------------------
                                                               Carrying           Estimated            Carrying           Estimated
                                                                 Value            Fair Value             Value            Fair Value
                                                              ----------          ----------          ----------          ----------
                                                                                           (In Thousands)
             Financial Assets:
                Fixed maturities:
                    Available for sale                        $  612,851          $  612,851          $  585,271          $  585,271
                    Held to maturity                               7,470               7,259               7,470               6,938
                Policy loans                                     152,111             156,786             143,815             136,990
                Short-term investments                            28,759              28,759                --                  --
                Cash and cash equivalents                         65,237              65,237              27,590              27,590
                Separate Accounts assets                       1,805,584           1,805,584           1,827,484           1,827,484

             Financial Liabilities:
                Investment contracts                          $  102,255          $  102,255          $   93,158          $   93,158
                Cash collateral for loaned
                  securities                                      48,309              48,309              17,900              17,900
                Securities sold under agreements
                  to repurchase                                    9,754               9,754                --                  --

                Separate Accounts liabilities                  1,805,584           1,805,584           1,827,484           1,827,484

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   Futures

   The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

   Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $3.6 million and $.1 million at December 31, 2000, respectively. The notional and fair value of futures contracts was $46.4 million and $(.6) million at December 31, 1999, respectively.

   Credit Risk

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2000, 100% of the notional consisted of interest rate derivatives.

   11.  CONTINGENCIES AND LITIGATION

   Prudential and the Company are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expect them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts,

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   11.  CONTINGENCIES AND LITIGATION (continued)

   including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

   12.  DIVIDENDS

   The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits.

   13.  RELATED PARTY TRANSACTIONS

   The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

   Expense Charges and Allocations
   All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

   The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

   The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

   In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

   On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1,2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

   Corporate Owned Life Insurance
   The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts was $182.4 million and $199.0 million at December 31, 2000 and December 31, 1999, respectively.

   Notes to Financial Statements

   -----------------------------------------------------------------------------

   13.  RELATED PARTY TRANSACTIONS (continued)

   Reinsurance

   The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 2000, 1999, and 1998.

   Debt Agreements
   In July 1998, the Company established a revolving line of credit facility with Prudential Funding LLC, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000.

                       Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   New York, New York
   March 13, 2001

     Variable Life
      Insurance

Variable Life Insurance was issued by Pruco Life Insurance Company of New Jersey, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.








[LOGO]



     Pruco Life Insurance Company of New Jersey
     213 Washington Street, Newark, NJ 07102-2992
     Telephone: 800 778-2255


     VLI-2 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(c) to its Form S-6, Registration No. 333-85117, filed August 13, 1999.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 74 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.  PricewaterhouseCoopers LLP, independent accountants.
     2.  Clifford E. Kirsch, Esq.
     3.  Nancy D. Davis, FSA, MAAA

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Insurance Account. (Note 5)
               (2)  Not Applicable.
               (3)  Distributing Contracts:
                    (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 5)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 5)
                    (c)  Schedules of Sales Commissions. (Note 5)
               (4)  Not Applicable.
               (5)  (a)  Variable Life Insurance Contract. (Note 5)
                    (b)  Illustrative Tabular Cash Values. (Note 5)
                    (c) Copy of New York PLY-5 Endorsement to the Variable Life Contract. (Note 5)
                    (d) Copy of New York and New Jersey PLY-6 Endorsement to the Variable Life Contract. (Note 5)
                    (e) Copy of New York PLY 39 Endorsement to the Variable Life Contract. (Note 5)
                    (f) Copy of New Jersey PLIY 39 Endorsement to the Variable Life Contract. (Note 5)
                    (g) Copy of New York jacket to the Variable Life Insurance Contract. (Note 5)
                    (h) Copy of page 5 to the Variable Life Insurance Contract--New York issues. (Note 5)
                    (i) Copy of page 7 to the Variable Life Insurance Contract--New York issues. (Note 5)
                    (j) Copy of New York and New Jersey PLY 50 Endorsement to the Variable Life Insurance Contract. (Note 5)
                    (k) Copy of New York PLY 36 Endorsement to the Variable Life Insurance Contract. (Note 5)
                    (l) Copy of New Jersey PLIY 38 Endorsement to the Variable Life Insurance Contract. (Note 5)
                    (m) Copy of New Jersey PLIY 62-85 Endorsement to the Variable Life Insurance Contract. (Note 5)

                    (n) Copy of New York PLY 61-85 Endorsement to the Variable Life Insurance Contract. (Note 5)
               (6)  (a)  Articles  of  Incorporation  of  Pruco  Life  Insurance
                         Company of New Jersey, as amended March 11, 1983. (Note
                         2)
                    (b) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 7)
                    (c) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)
               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.
              (10)  (a)  Application Form for Variable Life Insurance  Contract.
                         (Note 5)
                    (b) Supplement to the Application for Variable Life Insurance Contract. (Note 5)
                    (c) Application Form for Variable Life Insurance Contract--New York issues. (Note 5)
                    (d) Application Form for Variable Life Insurance Contract--New Jersey issues. (Note 5)
               (11) Form of Notice of Withdrawal Right. (Note 5)
               (12) Memorandum  describing Pruco Life of New Jersey's  issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b) (12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e- 2(b)(13)(v)(B). (Note 5)
               (13) Available Contract Riders.
                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 5)
                    (b)  Rider for Insured's Accidental Death Benefit. (Note 5)
                    (c) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount. (Note 5)
                    (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
                    (e)  Rider for Interim Term Insurance Benefit. (Note 5)
                    (f) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount. (Note 5)
                    (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
                    (h) Rider Exempting Child from Reinstatement--New York Issues. (Note 5)
                    (i) Rider Exempting Child from Reinstatement--New Jersey Issues. (Note 5)
                    (j) Rider for Level Term Insurance Benefit on Dependent Children--New York Issues. (Note 5)
                    (k) Rider for Level Term Insurance Benefit on Dependent Children--New Jersey Issues. (Note 5)
                    (l) Rider for Reduced Paid-Up Insurance--New York Issues. (Note 5)
                    (m) Rider for Reduced Paid-Up Insurance--New Jersey Issues. (Note 5)
                    (n) Rider for Insured's Waiver of Premium Benefit--New York Issues. (Note 5)
                    (o) Rider for Insured's Waiver of Premium Benefit--New Jersey Issues. (Note 5)
                    (p) Rider for Insured's Accidental Death Benefit--New York Issues. (Note 5)
                    (q) Rider for Insured's Accidental Death Benefit--New Jersey Issues. (Note 5)
                    (r) Rider Defining Incontestability Period--New York Issues.(Note 5)
                    (s) Rider Defining Incontestability Period--New Jersey Issues. (Note 5)
                    (t) Rider Defining Incontestability Period--New York Issues. (Note 5)
                    (u) Rider Defining Incontestability Period--New Jersey Issues. (Note 5)
                    (v) Rider for Modification of Insured's Waiver of Premium Benefit Provision--New York Issues. (Note 5)
                    (w) Rider for Modification of Insured's Waiver of Premium Benefit Provision--New Jersey Issues. (Note 5)
                    (x)  Rider for Termination of Benefit--New York Issues.(Note
                         5)
                    (y) Rider for Termination of Benefit--New Jersey Issues. (Note 5)
                    (z)  Rider for Automatic Premium Loan--New York Issues.(Note
                         5)
                    (aa) Rider for Automatic  Premium  Loan--New Jersey  Issues.
                         (Note 5)
                    (bb) Rider for  Aviation  Risk  Exclusion--New York  Issues.
                         (Note 5)
                    (cc) Rider for Aviation Risk  Exclusion--New Jersey  Issues.
                         (Note 5)
                    (dd) Rider for Military  Aviation  Risk  Exclusion--New York
                         Issues. (Note 5)
                    (ee) Rider for Military Aviation Risk  Exclusion--New Jersey
                         Issues. (Note 5)

                    (ff) Rider for War Risk Exclusion--New York Issues. (Note 5)
                    (gg) Rider for War Risk Exclusion--New Jersey Issues.  (Note
                         5)
                    (hh) Rider for  Defining  Incontestability  Period--New York
                         Issues. (Note 5)
                    (ii) Rider for Defining Incontestability  Period--New Jersey
                         Issues. (Note 5)
                    (jj) Rider for Suicide Provision--New York Issues. (Note 5)
                    (kk) Rider for Ownership and Control--New York Issues. (Note
                         5)
                    (ll) Rider for  Ownership  and  Control--New Jersey  Issues.
                         (Note 5)
                    (mm) Rider for  Applicant's  Waiver of  Premium Benefit--New
                         York Issues. (Note 5)
                    (nn) Rider for  Applicant's Waiver of  Premium  Benefit--New
                         Jersey Issues. (Note 5)
                    (oo) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured--New York and New Jersey Issues.(Note 5)
                    (pp) Rider for  Special  Premium  Remittance  Plan--New York
                         Issues. (Note 5)
                    (qq) Rider for Variable Loan Interest Rate--New York Issues.
                         (Note 5)
                    (rr) Rider for Special  Premium  Remittance Plan--New Jersey
                         Issues. (Note 5)
                    (ss) Rider  for  Variable  Loan  Interest  Rate--New  Jersey
                         Issues. (Note 5)
                    (tt) Rider for Decreasing  Term Insurance Benefit--New  York
                         and New Jersey Issues. (Note 5)
                    (uu) Rider for Variable Reduced Paid-Up  Insurance--New York
                         Issues. (Note 5)
                    (vv) Rider  for   Variable  Reduced  Paid-Up  Insurance--New
                         Jersey Issues. (Note 5)
                    (ww) Rider for Decreasing  Term Insurance on Life of Insured
                         Spouse--New York Issues. (Note 5)
                    (xx) Rider for Decreasing Term Insurance  Benefit on life of
                         Insured Spouse--New Jersey Issues. (Note 5)
                    (yy) Rider  for  Variable  Loan  Interest  Rate--New  Jersey
                         Issues. (Note 5)
                    (zz) Rider for Variable Loan Interest Rate--New York Issues.
                         (Note 5)
                   (aaa) Rider  providing  Options on Lapse--New Jersey  Issues.
                         (Note 5)
                   (bbb) Rider  providing  Options  on  Lapse--New York  Issues.
                         (Note 5)
                   (ccc) Living  Needs  Benefit  Rider  for  use in New  Jersey.
                         (Note 5)
                   (ddd) Living Needs Benefit  Rider for use in New York.  (Note
                         5)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

     (a) William J. Eckert, IV, Ira J. Kleinman, Esther H. Milnes, David R. Odenath, Jr., I. Edward Price (Note 3)
     (b)  James J. Avery, Jr. (Note 4)
     (c)  Ronald P. Joelson (Note 8)


(Note 1)  Filed herewith.
(Note 2) Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 29, 1997.
(Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Insurance Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.


(Seal)          Pruco Life of New Jersey Variable Insurance Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)


Attest:  /s/ Thomas C. Castano            By:    /s/ Esther H. Milnes
         --------------------------              -------------------------------
         Thomas C. Castano                       Esther H. Milnes
         Assistant Secretary                     President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.


      Signature and Title


/s/ *
---------------------------------
Esther H. Milnes
President and Director


/s/ *
---------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer      *By: /s/ Thomas C. Castano
                                                      --------------------------
                                                      Thomas C. Castano
                                                      (Attorney-in-Fact)

/s/ *
---------------------------------
James J. Avery, Jr.
Director



/s/ *
---------------------------------
Ronald P. Joelson
Director


/s/ *
---------------------------------
Ira J. Kleinman
Director

/s/ *
---------------------------------
David R. Odenath, Jr.
Director

/s/ *
---------------------------------
I. Edward Price
Director

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Pruco Life of New Jersey Variable Insurance Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 13, 2001, relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 23, 2001

                                  EXHIBIT INDEX


     Consent of PricewaterhouseCoopers LLP, independent               Page II-7
     accountants.

3.   Opinion and Consent of Clifford E. Kirsch,  Esq., as to          Page II-9
     the legality of the securities being registered.

6.   Opinion and Consent of Nancy D. Davis,  FSA,  MAAA,  as to       Page II-10
     actuarial matters pertaining to the securities being registered.